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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): February 23, 2001

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



Georgia                              1-14174                          58-2210952
(State or Other Jurisdiction   (Commission File No.)               (IRS Employer
of Incorporation)                                            Identification No.)



      817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia  30308
                (Address of Principal Executive Offices)         (Zip Code)




                                (404) 584-9470
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events

     On December 29, 2000, AGL Capital Corporation (the "Issuer") and AGL Resources Inc. (the "Guarantor") filed a Registration Statement on Form S-3 (File No. 333-53020) (the "Registration Statement"), in connection with the Issuer's proposed offering of up to $300,000,000 of debt securities. The Registration Statement was declared effective on February 15, 2001. The Issuer subsequently agreed to sell $300,000,000 principal amount of 7.125% Senior Notes due 2011 pursuant to a Purchase Agreement dated February 23, 2001 by and among the Issuer, the Guarantor and Merrill Lynch, Pierce Fenner & Smith Incorporated and SunTrust Equitable Securities Corporation, as Representatives of the several Underwriters named therein (the "Purchase Agreement"). A copy of the Purchase Agreement is filed herewith as Exhibit 1.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     1.1  Purchase Agreement, dated February 23, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                   (Registrant)


                                /s/ Donald P. Weinstein
                                -------------------------
                                Donald P. Weinstein
                                Senior Vice President and
                                Chief Financial Officer


Date: February 28, 2001
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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

1.1       Purchase Agreement, dated February 23, 2001